                                                                    Exhibit 25.1


               THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T


================================================================================


                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|

                                  -----------------

                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                                  -----------------


                                    PRIMEDIA INC.
                 (FORMERLY KNOWN AS K-III COMMUNICATIONS CORPORATION) (Exact name of obligor as specified in its charter)


Delaware                                               13-3647573
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


745 Fifth Avenue New York, New York                    10151
(Address of principal executive offices)               (Zip code)

                                ADDITIONAL REGISTRANTS

     THE APARTMENT GUIDE OF NASHVILLE, INC.
     ARGUS PUBLISHERS CORPORATION
     AMERICAN HEAT VIDEO PRODUCTIONS, INC.
     ASTN, INC.
     A WEP COMPANY
     BACON'S INFORMATION, INC.
     BANKERS CONSULTING COMPANY
     BOWHUNTER MAGAZINE, INC.
     CANOE & KAYAK, INC.
     CARDINAL BUSINESS MEDIA, INC.
     CARDINAL BUSINESS MEDIA HOLDINGS, INC.
     CHANNEL ONE COMMUNICATIONS CORP.
     CLIMBING, INC.
     COVER CONCEPTS MARKETING SERVICES, LLC
     COWLES BUSINESS MEDIA, INC.
     COWLES ENTHUSIAST MEDIA, INC.
     COWLES HISTORY GROUP, INC.
     CSK PUBLISHING COMPANY INCORPORATED
     CUMBERLAND PUBLISHING, INC.
     DRF FINANCE, INC.
     DAILY RACING FORM, INC.
     DATA BOOK, INC.
     THE ELECTRONICS SOURCE BOOK, INC.
     EXCELLENCE IN TRAINING CORPORATION
     FILMS FOR THE HUMANITIES & SCIENCES, INC.
     FUNK & WAGNALLS YEARBOOK CORP.
     GARETH STEVENS, INC.
     GO LO ENTERTAINMENT, INC.
     GUINN COMMUNICATIONS, INC.
     HAAS PUBLISHING COMPANIES, INC.
     HEALTH & SCIENCES NETWORK, INC.
     HORSE & RIDER, INC.
     INTERMODAL PUBLISHING COMPANY, LTD.
     IDTN LEASING CORPORATION
     INDUSTRIAL TRAINING SYSTEMS CORPORATION
     INTELLICHOICE, INC.
     INTERTEC MARKET REPORTS, INC.
     INTERTEC PRESENTATIONS, INC.
     INTERTEC PUBLISHING CORPORATION
     K-III HPC, INC.
     K-III PRIME CORPORATION
     KITPLANES ACQUISITION COMPANY
     LAW ENFORCEMENT TELEVISION NETWORK, INC.
     LIFETIME LEARNING SYSTEMS, INC.
     LITTLE ROCK APARTMENT GUIDE, INC.
     LOCKERT JACKSON & ASSOCIATES, INC.
     LOW RIDER PUBLISHING GROUP, INC.
     MCMULLEN ARGUS PUBLISHING, INC.

     MEMPHIS APARTMENT GUIDE, INC.
     MUSICAL AMERICA PUBLISHING, INC.
     NELSON INFORMATION, INC.
     PICTORIAL, INC.
     PLAZA COMMUNICATIONS, INC.
     PRIMEDIA HOLDINGS III INC.
     PRIMEDIA INFORMATION INC.
     PRIMEDIA MAGAZINES INC.
     PRIMEDIA MAGAZINES FINANCE INC.
     PRIMEDIA REFERENCE INC.
     PRIMEDIA SPECIAL INTEREST PUBLICATIONS INC.
     PRIMEDIA WORKPLACE LEARNING, INC.
     QWIZ, INC.
     R.E.R. PUBLISHING CORPORATION
     RETAILVISION, INC.
     SIMBA INFORMATION, INC.
     SOUTHWEST ART, INC.
     STRAIGHT DOWN, INC.
     SYMBOL OF EXCELLENCE PUBLISHERS, INC.
     TEL-A-TRAIN, INC.
     THE VIRTUAL FLYSHOP, INC.
     T1-IN ACQUISITION CORPORATION
     VEGETARIAN TIMES, INC.
     WEEKLY READER CORPORATION
     WESTCOTT COMMUNICATIONS MICHIGAN, INC.
     WESTCOTT ECI, INC.
     WESTERN EMPIRE PUBLICATIONS, INC.

                                  -----------------

                             7-5/8% Senior Notes due 2008
                         (Title of the indenture securities)


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                                         -3-

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

Superintendent of Banks of the State of           2 Rector Street, New York,
New York                                          N.Y.  10006, and Albany, N.Y.
                                                  12203

Federal Reserve Bank of New York                  33 Liberty Plaza, New York,
                                                  N.Y.  10045

Federal Deposit Insurance Corporation             Washington, D.C.  20429

New York Clearing House Association               New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of April, 1998.


                                        THE BANK OF NEW YORK



                                        By: /s/ MARY JANE MORRISSEY
                                           -------------------------------
                                           Name:  MARY JANE MORRISSEY
                                           Title: VICE PRESIDENT

                                                                       EXHIBIT 7
--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                            Dollar Amounts
                                                                            in Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...................     $ 5,742,986
   Interest-bearing balances............................................       1,342,769
Securities:
   Held-to-maturity securities..........................................       1,099,736
   Available-for-sale securities........................................       3,882,686
Federal funds sold and Securities purchased under agreements to resell..       2,568,530
Loans and lease financing receivables:
   Loans and leases, net of unearned income....... 35,019,608
   LESS: Allowance for loan and lease losses......... 627,350
   LESS: Allocated transfer risk reserve................... 0
   Loans and leases, net of unearned income, allowance, and reserve.....      34,392,258
Assets held in trading accounts.........................................       2,521,451
Premises and fixed assets (including capitalized leases)................         659,209
Other real estate owned.................................................          11,992
Investments in unconsolidated subsidiaries and associated companies.....         226,263
Customers liability to this bank on acceptances outstanding.............       1,187,449
Intangible assets.......................................................         781,684
Other assets............................................................       1,736,574
                                                                             -----------
Total assets............................................................     $56,153,587
                                                                             -----------
                                                                             -----------
LIABILITIES
Deposits:
   In domestic offices..................................................     $27,031,362
   Noninterest-bearing........................... 11,899,507
   Interest-bearing............................... 15,131,855
   In foreign offices, Edge and Agreement subsidiaries and IBFs.........      13,794,449
   Noninterest-bearing............................... 590,999
   Interest-bearing............................... 13,203,450
Federal funds purchased and Securities sold under agreements
   to repurchase........................................................       2,338,881
Demand notes issued to the U.S. Treasury................................         173,851
Trading liabilities.....................................................       1,695,216
Other borrowed money:
   With remaining maturity of one year or less..........................       1,905,330
   With remaining maturity of more than one year through three years....               0
   With remaining maturity of more than three years.....................          25,664
Bank's liability on acceptances executed and outstanding................       1,195,923
Subordinated notes and debentures.......................................       1,012,940
Other liabilities.......................................................       2,018,960
                                                                             -----------
Total liabilities.......................................................      51,192,576
                                                                             -----------
EQUITY CAPITAL
Common stock............................................................       1,135,284
Surplus.................................................................         731,319
Undivided profits and capital reserves..................................       3,093,726
Net unrealized holding gains (losses) on
   available-for-sale securities........................................          36,866
Cumulative foreign currency translation adjustments.....................         (36,184)
                                                                             -----------
Total equity capital....................................................       4,961,011
                                                                             -----------
Total liabilities and equity capital....................................     $56,153,587
                                                                             -----------
                                                                             -----------

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

            Thomas A. Renyi    )
            Alan R. Griffith   )   Directors
            J. Carter Bacot    )
--------------------------------------------------------------------------------